EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Institutional Shares Prospectus dated November 1, 2005

1. The following replaces the first paragraph under “Investment Objective & Principal Policies and Risks”:

The Fund’s investment objective is to seek long-term, after-tax returns. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located in emerging market countries. This policy will not be changed unless Fund shareholders are given 60 days’ advance notice of the change. For purposes of the 80% policy, net assets include any borrowings for investment purposes. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the “World Bank”) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging markets countries on the basis of market capitalization and liquidity and may consider issuers emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. The Fund ordinarily is exposed to over thirty emerging market countries at all times and invests in more than 250 stocks. The Fund’s investment objective and most of the Fund’s policies may be changed without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in the investment objective.

September 14, 2006	TMEMPS